Offerings - Offering: 1	Apr. 24, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 146,477,808.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 20,228.59
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 1,486,692 Shares outstanding (approximately 8.00% of the net assets of the Fund as of February 27, 2026).